UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 11, 2022

Date of report (Date of earliest event reported)

NUVERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, MN 56073

(Address of principal executive offices, including zip code)

(507) 354-4111

(Registrant's telephone number, including area code)

Securities Registered Pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or  Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter).        Emerging growth company     Yes ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events

Repurchase of Nuvera Stock

In two transactions that closed on February 25, 2022 and February 28, 2022, Nuvera Communications, Inc. (the “Company” or “Nuvera“) purchased 75,000 shares each from two shareholders, for a total of 150,000 shares at a price of $21.25 per share for a total purchase price of $3,187,500. The shares were purchased pursuant to a privately negotiated purchase agreement between Nuvera and the shareholders (The “Stock Purchase”).

The Stock Purchase was authorized by the Nuvera board of directors.

In May 2019, Nuvera announced it had adopted a stock repurchase plan that authorized it to purchase up to $4.0 million worth of Nuvera common stock in market transactions or in privately negotiated transactions through December 31, 2021. Of the $4.0 million in share purchases authorized under the stock repurchase program, Nuvera purchased approximately $500,000 through December 31, 2021, when the program ended. The Company’s Form 10-K for the year ended December 31, 2021 will report all purchases that occurred during the quarter ended December 31, 2021.

Consent of CoBank, ACB

As previously disclosed, the Company has entered into a Second Amended and Restated Master Loan Agreement, as amended, with CoBank, ACB (“CoBank Credit Facility”).  Any purchases by Nuvera of its common stock that exceed the amount allowed under the CoBank Credit Facility require the consent of CoBank.

On February 11, 2022, the Company and CoBank entered into a Consent Letter that, among other things, permitted the Company to proceed with the Stock Purchase. The foregoing description of the Consent Letter does not report to be complete and is qualified in its entirety by reference to the full text of the Consent Letter, which is attached to this report as Exhibit 10.1, and incorporated by reference into this Item 8.01.

Section 9 - Financial Statements and Exhibits

d) Exhibits   Description

Exhibit	Description
Exhibit 10.1	Consent Letter dated February 11, 2022 between CoBank, ACE and Nuvera Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2022	Nuvera Communications, Inc.

	By:	/s/Curtis Kawlewski
Curtis Kawlewski
	Its:	Chief Financial Officer

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